UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2021
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, The Hershey Company (the “Company”) appointed Jennifer L. McCalman as Vice President, Chief Accounting Officer, effective immediately. In her new role, Ms. McCalman, age 43, will oversee all accounting, controllership, and external reporting operations at the Company. Ms. McCalman had previously served as the Company’s Senior Director, Global Controller since joining the Company in March 2019. Prior to that time, she served as Senior Director, Assistant Corporate Controller for Keurig Dr. Pepper (formerly Keurig Green Mountain) from May 2017 through February 2019 and as Director, Assistant Corporate Controller from December 2011 through May 2017.

In recognition of her appointment, Ms. McCalman’s annual base salary was increased to $375,000. Her target annual incentive award opportunity under the One Hershey Incentive Program of the Company’s Equity and Incentive Compensation Plan (“EICP”) was increased to 40% of her base salary, and her target long-term incentive award opportunity under the long-term incentive program of the EICP was increased to 60% of her base salary, in each case effective February 23, 2021.

Additional information regarding the Company’s executive compensation programs, including information about the One Hershey Incentive Program and the EICP, can be found in the Company’s 2020 proxy statement.

In connection with Ms. McCalman’s appointment, Steven E. Voskuil will no longer serve as the Company’s Chief Accounting Officer, a role which he assumed November 30, 2019. Mr. Voskuil will continue to serve as the Company’s Senior Vice President, Chief Financial Officer, a position he has held since he joined the Company on May 13, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: February 26, 2021	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)